                                                                 Exhibit 10.3.14

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                                 AMENDMENT NO. 1
                         POWER PURCHASE CONTRACT BETWEEN
                     SOUTHERN CALIFORNIA EDISON COMPANY AND
                                 MAMMOTH PACIFIC
                          (Mammoth Pacific II Project)

                                "Ammendment No. 1
               Power Purchase Contract Between Southern California
                       Edison Company and Mammoth Pacific"

1.            PARTIES:

              This Amendment No. 1 to the Power Purchase Contract between
Southern California Edison Company and Mammoth Pacific ("Contract") for the
Mammoth Pacific II project is entered into between Southern California Edison
Company ("Edison") and Mammoth Pacific ("Seller"), individually, "Party," and collectively, "Parties."

2.            RECITALS:

              This Amendment No. 1 to the Contract is made with reference to the following facts, among others:

              2.1   Edison and Mammoth Pacific executed the Contract on April
15, 1985.

              2.2. Mammoth Pacific executed an Interconnection Facilities
Agreement as Appendix A.3 to the Contract effective October 13, 1985 ("IFA").

              2.3 Seller desires to amend the Contract to delete the IFA as
Appendix A.3 to the Contract and replace it with the attached Interconnection
Facilities Agreement as Appendix A to the Contract.

3.            AGREEMENT:

              The Parties agree to amend the Contract as follows:

              3.1 The attached Interconnection Facilities Agreement shall replace and supersede the IFA as Appendix A to the Contract.

4.            OTHER TERMS AND CONDITIONS:

              Except as expressly amended by this Amendment No. 1, the terms and conditions of the Contract shall remain in full force and effect.

5.            EFFECTIVE DATE:

              This Amendment No. 1 shall become effective when it has been duly executed by the Parties.

6.            SIGNATURE CLAUSE:

              The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 1 to the Contract on behalf of the
Party for whom they sign. This Amendment No. 1 is hereby executed as of this
27th day of October, 1989.

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SOUTHERN CALIFORNIA                              MAMMOTH PACIFIC
EDISON COMPANY

                                                By:  /s/ Claude Harrey
By: /s/  Robert Dietch                               -------------------------
    -----------------------                     Name:  Claude Harrey
         Robert Dietch                                ------------------------
         Vice President                         Title: Vice President
                                                      ------------------------

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